SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2003

                        American Physicians Capital, Inc.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

          000-32057                                     38-3543910
  ------------------------                   --------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (517)351-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5: Other Events and Regulation FD Disclosure.

      On May 23, 2003, American Physicians Capital, Inc. issued a press release announcing the completion of a second trust preferred pooled transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        Exhibit           Description
        -------           -----------
         99.1             Press Release, dated May 23, 2003

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2003                        AMERICAN PHYSICIANS CAPITAL, INC.

                                    /s/ William B. Cheeseman
                                       -----------------------------------------
                                       William B. Cheeseman, President and Chief
                                       Executive Officer

                                  EXHIBIT INDEX

Number      Description

99.1        Press Release of American Physicians Capital, Inc., dated May 23,
            2003